Exhibit 99.1

Standard BioTools Reports First Quarter 2026 Financial Results

BOSTON, Mass., May 5, 2026 (GLOBE NEWSWIRE) -- Standard BioTools Inc. (NASDAQ: LAB) (the “Company” or “Standard BioTools”) today announced financial results for the quarter ended March 31, 2026.

Recent Highlights:

•
First quarter 2026 revenue of $21.1 million
•
54% reduction in operating loss and 78% improvement in adjusted EBITDA year-over-year supporting path to positive adjusted EBITDA exiting 2026
•
$524 million in cash & investments as of March 31, 2026, excluding $25 million earnout received after quarter end, to fuel inorganic growth strategy

“We delivered a strong start to 2026, with first quarter performance coming in above expectations,” said Michael Egholm, PhD, President and Chief Executive Officer of Standard BioTools. “We are operating our base business with consistency, delivering year-over-year top-line growth, and our cost savings initiatives are taking hold with a 78% improvement in adjusted EBITDA to a loss of $3.1 million in the quarter, reinforcing our path to profitability in 2026.”

Dr. Egholm continued, “With the sale of SomaLogic to Illumina complete, we are fully focused on strategic capital deployment to transform the business. Our strong balance sheet, with approximately $550 million in cash and investments inclusive of a $25 million earnout received after quarter end, provides substantial flexibility to pursue attractive opportunities and create shareholder value.”

Financial Results Table: Continuing Operations

	As Reported
	Three Months Ended	Three Months Ended
(Unaudited, in millions, except percentages)	March 31, 2026	March 31, 2025
Revenue	$21.1	$20.2
Gross margin	53.5%	54.6%
Non-GAAP gross margin	57.7%	57.1%
Operating expenses	$23.8	$38.0
Non-GAAP operating expenses	$15.3	$25.6
Operating loss	$(12.5)	$(27.0)
Net loss from continuing operations	$(14.6)	$(23.4)
Adjusted EBITDA	$(3.1)	$(14.1)
Cash, cash equivalents, restricted cash, and liquid investments	$523.6	$260.7

First Quarter 2026 Financial Results: Continuing Operations

•
Revenue was $21.1 million in the first quarter of 2026, up 5% year-over-year.
•
Consumables revenue was $11.0 million in the first quarter of 2026, up 35% year-over-year. Greater consumables revenue in the quarter reflected growth across all product categories, primarily driven by microfluidics.
•
Instruments revenue was $4.5 million in the first quarter of 2026, down 33% year-over-year. Instrument revenue in the quarter, compared against particularly strong prior year results, remained impacted by capital-constrained end-markets.
•
Services revenue, which is predominantly Field Services, was $5.7 million in the first quarter of 2026, up 5% year-over-year.
•
Gross margins in the first quarter of 2026 were approximately 53.5%, versus 54.6% in the first quarter of 2025; and non-GAAP gross margins in the first quarter of 2026 were approximately 57.7%, versus 57.1% in the first quarter of 2025. Gross margins and non-GAAP gross margins were driven by volume and product mix.
•
Operating expenses in the first quarter of 2026 were $23.8 million, a decrease of $14.2 million, or down 37%, compared to the first quarter of 2025. Operating expenses included $3.1 million in restructuring and related charges. Non-GAAP operating expenses, which exclude transaction costs, stock-based compensation, and restructuring charges, were $15.3 million in the first quarter of 2026, a decrease of $10.3 million, or down 40%, compared to the first quarter of 2025. The decrease in operating expenses was largely due to previously announced restructuring actions.
•
Net loss for the first quarter of 2026 was $14.6 million, compared to a net loss of $23.4 million in the first quarter of 2025, representing a change of $8.7 million or 37%. Adjusted EBITDA for the first quarter of 2026 was a loss of $3.1 million, versus an adjusted EBITDA loss of $14.1 million in the first quarter of 2025, an improvement of $11.0 million, or 78%.

Full Year 2026 Revenue Outlook

For fiscal year 2026, the Company continues to expect revenue in the range of $80 million to $85 million.

Use of Non-GAAP Financial Information

Standard BioTools has presented certain financial information in accordance with U.S. GAAP and on a non-GAAP basis. The non-GAAP financial measures included in this press release are non-GAAP gross margin, non-GAAP gross profit, non-GAAP operating expenses, and adjusted EBITDA. Management uses these non-GAAP financial measures, in addition to GAAP financial measures, as a measure of operating performance because the non-GAAP financial measures do not include the impact of items that management does not consider indicative of the Company’s core operating performance. Management believes that non-GAAP financial measures, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the Company’s core operating results. Management uses non-GAAP measures to compare the Company’s performance relative to forecasts and strategic plans and to benchmark the Company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the Company’s operating results as reported under U.S. GAAP. Standard BioTools encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliations between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP financial measures are presented in the accompanying tables of this release.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding future financial and business performance, including with respect to the full year 2026 revenue outlook; the Company’s beliefs about future profitability; operational and strategic plans; deployment of capital; market and growth opportunity and potential; and the potential to realize the expected benefits from the transaction with Illumina and the expected benefits and synergies of prior and potential future acquisitions, including the potential for such transactions to drive long-term profitable growth. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including, but not limited to, the potential that the expected benefits and opportunities of the transaction may not be realized or may take longer to realize than expected; risks that the anticipated benefits and synergies resulting from prior and potential future acquisitions and the integration of any such businesses, including the potential for such transactions to drive long-term profitable growth, may not be fully realized or may take longer to realize than expected; risks that the Company may not realize expected cost savings from such transactions; possible integration, restructuring and transition-related disruption resulting from such transactions, including through the loss of customers, suppliers, and employees and adverse impacts on the Company’s development activities and results of operation; integration and restructuring activities, including customer and employee relations, management distraction, and reduced operating performance; risks that internal and external costs required for ongoing and planned activities may be higher than expected, which may cause the Company to use cash more quickly than it expects or change or curtail some of the Company’s plans, or both; risks that the Company’s expectations as to expenses, cash usage, and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than our assumptions; changes in the Company’s business or external market conditions; existing and potential future NIH funding pressures; the effect from existing and potential future U.S. export controls and tariffs; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, the Company’s products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; continued or sustained budgetary, inflationary, or recessionary pressures; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; uncertainties relating to the Company’s research and development activities, and distribution plans and capabilities; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition. For information regarding other related risks, see the “Risk Factors” section of the Company’s annual report on Form 10-K, for the year ended December 31, 2025, filed with the SEC on March 16, 2026, the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2026, to be filed with the SEC, and in the Company’s other filings with the SEC. These forward-looking statements speak only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements except as may be required by law.

About Standard BioTools Inc.

Standard BioTools, Inc. (Nasdaq: LAB), is committed to setting the new standard in the life science tools industry through strategic consolidation, best-in-class operations and a world class management team. The Company's established portfolio includes essential, standardized next-generation solutions designed to help biomedical researchers develop better therapeutics faster. Learn more at standardbio.com or connect with us on X, Facebook®, LinkedIn, and YouTube™.

For Research Use Only. Not for use in diagnostic procedures.

Limited Use Label License and other terms may apply: standardbio.com/legal/salesterms.

Patent and License Information: standardbio.com/legal/notices.
Trademarks: standardbio.com/legal/trademarks. Any other trademarks are the sole property of their respective owners. ©2026 Standard BioTools Inc. (f.k.a. Fluidigm Corporation). All rights reserved.

Investor Contact:

ir@standardbio.com

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2026	2025
Revenue:
Product revenue	$15,454	$14,781
Services and other revenue	5,692	5,441
Total revenue	21,146	20,222
Cost of revenue:
Cost of product revenue	7,706	6,431
Cost of services and other revenue	2,132	2,742
Total cost of revenue	9,838	9,173
Gross profit	11,308	11,049
Operating expenses:
Research and development	2,117	5,440
Selling, general and administrative	18,607	29,824
Restructuring and related charges	3,080	1,552
Transaction and integration expenses	-	1,203
Total operating expenses	23,804	38,019
Loss from operations	(12,496)	(26,970)
Interest income, net	3,511	2,914
Other (expense) income, net	(5,630)	567
Loss before income taxes	(14,615)	(23,489)
Income tax (expense) benefit	(11)	119
Net loss from continuing operations	(14,626)	(23,370)
Discontinued operations:
Income (loss) from discontinued operations, net of tax	141,694	(2,663)
Net income (loss)	$127,068	$(26,033)
Net loss per share from continuing operations	$(0.04)	$(0.06)
Net income (loss) per share from discontinued operations	$0.37	$(0.01)
Net income (loss) per share	$0.33	$(0.07)
Shares used in computing net income (loss) per share attributable to common stockholders	388,202	378,228

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	March 31, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$265,772	$120,863
Short-term investments	189,404	66,712
Accounts receivable, net	16,637	13,431
Inventory	18,594	19,981
Prepaid expenses and other current assets	6,046	4,871
Contingent consideration receivable	25,000	—
Current assets held for sale	—	228,406
Total current assets	521,453	454,264
Property and equipment, net	17,103	19,275
Operating lease right-of-use asset, net	25,545	26,732
Other non-current assets	3,386	3,154
Long-term investments	71,357	25,701
Deferred tax asset, non-current	270	38,628
Total assets	$639,114	$567,754
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$8,007	$5,407
Accrued liabilities	15,684	29,783
Operating lease liabilities, current	5,540	5,490
Deferred revenue, current	9,981	38,949
Deferred grant income, current	2,991	3,046
Current liabilities held for sale	—	25,633
Total current liabilities	42,203	108,308
Convertible notes, non-current	299	299
Deferred tax liability	823	810
Operating lease liabilities, non-current	23,652	25,038
Deferred revenue, non-current	3,013	3,503
Deferred grant income, non-current	3,557	4,290
Other non-current liabilities	4,444	1,215
Total liabilities	77,991	143,463
Total stockholders’ equity	561,123	424,291
Total liabilities and stockholders’ equity	$639,114	$567,754

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

Continuing and Discontinued Operations

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2026	2025
Operating activities
Net income (loss)	$127,068	$(26,033)
Gain on sale of business	(172,289)	—
Stock-based compensation expense	8,824	9,009
Amortization of acquired intangible assets	—	898
Depreciation and amortization	1,408	3,273
Accretion of discount on short-term investments, net	(632)	(841)
Unrealized loss on equity investments	3,494	—
Non-cash lease expense	1,355	1,438
Provision for excess and obsolete inventory	696	815
Change in fair value of warrants	—	(232)
Change in fair value of contingent consideration	—	(3,400)
Other non-cash items	67	385
Changes in assets and liabilities, net	(16,588)	(15,595)
Net cash used in operating activities	(46,597)	(30,283)
Investing activities
Cash received for sale of business, net	363,222	—
Purchases of short-term marketable debt securities	(127,208)	(32,321)
Purchases of long-term marketable debt securities	(58,517)	—
Purchases of marketable equity securities	(837)	—
Proceeds from sales and maturities of investments	15,000	52,000
Purchases of property and equipment	(570)	(5,054)
Net cash provided by (used in) investing activities	191,090	14,625
Financing activities
Payments for taxes related to net share settlement of equity awards and other	(118)	(46)
Proceeds from exercise of stock options	78	0
Net cash provided by (used in) financing activities	(40)	(46)
Effect of foreign exchange rate fluctuations on cash and cash equivalents	115	357
Net increase (decrease) in cash, cash equivalents and restricted cash	144,568	(15,347)
Cash, cash equivalents and restricted cash at beginning of period	123,296	168,818
Cash, cash equivalents and restricted cash at end of period	$267,864	$153,471
Cash, cash equivalents, and restricted cash consists of:
Cash and cash equivalents	$265,772	$150,880
Restricted cash	2,092	2,591
Total cash, cash equivalents and restricted cash	$267,864	$153,471

STANDARD BIOTOOLS INC.

REVENUE

Continuing Operations

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2026	2025
Product revenue:
Instruments	$4,470	$6,646
Consumables	10,984	8,135
Total product revenue	15,454	14,781
Services and other revenue	5,692	5,441
Total revenue	$21,146	$20,222

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Continuing Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GROSS PROFIT TO NON-GAAP GROSS PROFIT AND MARGIN PERCENTAGE

	Three Months Ended March 31,
	2026	2025
Gross profit	$11,308	$11,049
Amortization of acquired intangible assets	—	—
Depreciation and amortization	346	263
Stock-based compensation expense	541	242
Non-GAAP gross profit	$12,195	$11,554

Gross margin percentage	53.5%	54.6%
Amortization of acquired intangible assets	—	—
Depreciation and amortization	1.6%	1.3%
Stock-based compensation expense	2.6%	1.2%
Non-GAAP gross margin percentage	57.7%	57.1%

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Continuing Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES

	Three Months Ended March 31,
	2026	2025
Operating expenses	$23,804	$38,019
Restructuring and related charges	(3,080)	(1,552)
Transaction and integration expenses	-	(1,203)
Stock-based compensation expense	(4,460)	(7,807)
Depreciation and amortization	(1,016)	(1,826)
Gain on disposal of property and equipment	34	—
Non-GAAP operating expenses	$15,282	$25,631

R&D operating expenses	$2,117	$5,440
Stock-based compensation expense	(162)	(339)
Depreciation and amortization	(168)	(139)
Gain on disposal of property and equipment	-	(28)
Non-GAAP R&D operating expenses	$1,787	$4,934

SG&A operating expenses	$18,607	$29,824
Stock-based compensation expense	(4,298)	(7,468)
Depreciation and amortization	(848)	(1,687)
Gain on disposal of property and equipment	34	28
Non-GAAP SG&A operating expenses	$13,495	$20,697

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Continuing Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA

	Three Months Ended March 31,
	2026	2025
Net loss from continuing operations	$(14,626)	$(23,370)
Income tax (benefit) expense	11	(119)
Interest income, net	(3,511)	(2,914)
Depreciation and amortization	1,362	2,089
Restructuring and related charges	3,080	1,552
Transaction and integration expenses	—	1,203
Stock-based compensation expense	5,001	8,049
Gain on disposal of property and equipment	(34)	—
Other non-operating expense (income)	5,630	(567)
Adjusted EBITDA	$(3,087)	$(14,077)